UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2009 (August 14, 2009)

HRPT PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices)         (Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events.

On August 14, 2009, HRPT Properties Trust, or the Company, issued a press release announcing that it has commenced litigation to declare recent Hawaii state legislation which seeks to limit rent increases at the Company’s leased industrial and commercial land in Hawaii to be in violation of the United States Constitution.  The complaint in this litigation has been filed in the U.S. District Court for the District of Hawaii as Case No. 09-0375 JMS/KSC.

A copy of the Company’s press release and a copy of the complaint in this litigation are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHING THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S CURRENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FOR EXAMPLE:

•                  THIS REPORT STATES THAT RECENT HAWAII STATE LEGISLATION SEEKS TO LIMIT RENT INCREASES AT THE COMPANY’S LEASED INDUSTRIAL AND COMMERCIAL LANDS IN HAWAII.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE COMPANY EXPECTS THE RENTS IT RECEIVES TO INCREASE.  THE COMPANY’S HAWAII LAND IS GENERALLY LEASED UNDER LONG TERM LEASE CONTRACTS SUBJECT TO PERIODIC RENT RESETS.  THE AMOUNTS OF RENT RESETS ARE GENRALLY DETERMINED BASED UPON NEGOTIATIONS BETWEEN THE COMPANY AND ITS AFFECTED LESSEES, OR FAILING AGREEMENT, BY APPRAISALS.  EXCEPT AS THIS PROCESS MAY BE MODIFIED BY THE RECENT HAWAII STATE LEGISLATION, THE RENT RESET PROCESS GENRALLY SETS RENTS BASED UPON MARKET CONDITIONS.  ALTHOUGH THE COMPANY BELIEVES THAT THE CURRENT RENTS WHICH ARE SUBJECT TO THE RECENT LEGISLATION ARE AT BELOW FAIR MARKET VALUE RATES, THE COMPANY’S BELIEF MAY BE WRONG OR MARKET CONDITIONS MAY CHANGE AND SUCH CHANGES ARE BEYOND THE COMPANY’S CONTROL.  ACCORDINGLY, FUTURE RENT RESETS FOR THE COMPANY’S LEASED LAND IN HAWAII MAY NOT RESULT IN RENT INCREASES, BUT RENT RESETS MAY RESULT IN UNCHANGED OR LOWER RENTS.

•                  THIS REPORT STATES THAT THE COMPANY HAS COMMENCED LITIGATION TO DECLARE RECENT HAWAII STATE LEGISLATION WHICH SEEKS TO LIMIT RENT INCREASES AT THE COMPANY’S LEASED INDUSTRIAL AND COMMERCIAL LANDS IN HAWAII TO BE IN VIOLATION OF THE UNITED STATES CONSTITUTION.  THE IMPLICATION OF THIS STATEMENT IS THAT THIS RECENT HAWAII LEGISLATION MAY BE DECLARED TO BE UNENFORCEABLE.  IN FACT, THE DEFENDANT STATE OF HAWAII HAS NOT YET RESPONDED TO THIS LITIGATION.  COURT RULINGS DURING LITIGATION CAN OFTEN CAUSE UNEXPECTED RESULTS.  ALSO, LITIGATION IS OFTEN EXPENSIVE AND DISTRACTING TO MANAGEMENT.

THE COMPANY CAN PROVIDE NO ASSURANCES REGARDING THE OUTCOME OF THIS LITIGATION.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON FORWARD LOOKING STATEMENTS IN THIS REPORT.

ALSO, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, BY ISSUING THIS REPORT, THE COMPANY DOES NOT INTEND TO IMPLY THAT IT WILL ISSUE UPDATES OF THE MATTERS DISCUSSED IN THIS REPORT.

Item 9.01.                  Financial Statements and Exhibits.

(d)                               Exhibits

The Company hereby files the following exhibits:

99.1                           Press release dated August 14, 2009.

99.2                           Complaint for Declaratory Judgment and for Permanent Injunction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST

By:	/s/ Jennifer B. Clark
Name:	Jennifer B. Clark
Title:	Secretary

Dated:  August 14, 2009